1 Becton Drive
Franklin Lakes, NJ 07417
Tel: 201.847.4000
Fax: 201.847.6692
www.bd.com

News Release                                [Becton, Dickinson and Company LOGO]
                                                              Helping all people
                                                              live healthy lives

Contact:
Charles A. Borgognoni/Corporate Communications - 201-847-6651
Patricia A. Spinella/Investor Relations - 201-847-5453

                  BD ANNOUNCES RESULTS FOR FISCAL THIRD QUARTER

Franklin Lakes, NJ (July 24, 2003) - BD (Becton, Dickinson and Company) (NYSE:
BDX) today reported record quarterly revenues of $1.165 billion for the fiscal third quarter ended June 30, 2003, an increase of 17 percent from the same period a year ago. At constant foreign exchange rates, revenues increased 11 percent. Revenue growth in all segments benefited from favorable foreign currency translation, particularly with respect to the Euro.

Diluted earnings per share and net income for the quarter were 49 cents and $130 million, respectively. Included in third quarter results were non-cash charges of $34 million, recorded in cost of products sold, relating to the write-down of certain intangible assets and inventory in the BD Biosciences segment. These charges reduced net income by $20 million and diluted earnings per share by 8 cents. For the third quarter of fiscal 2002, diluted earnings per share were 44 cents and net income was $120 million, including special charges of $12 million, or 4 cents per share relating to the manufacturing restructuring in the BD Medical Systems segment.

"Strong revenue growth in all three of our business segments, as well as in most of our international regions, was the driving force behind another sound quarter for BD," said Edward J. Ludwig, Chairman, President and Chief Executive Officer. "Of the many products that added to this quarter's revenue growth, we were especially pleased by the contribution from the BD FACSAria'TM', our recently launched BD Biosciences instrument, which generated $20 million in revenue."

Q3 Segment Results
------------------

In the BD Medical Systems segment, worldwide revenues of $648 million increased 19 percent. The Medical Surgical, Pharmaceutical Systems and Consumer Healthcare units each contributed double-digit growth to the segment's results. Included in BD Medical Systems revenues were U.S. safety-engineered product sales of $101 million, versus $88 million in the prior year's quarter. The overall growth rate in the segment was offset in part by reduced sales of conventional devices in the U.S. due to the transition to safety-engineered devices.

In the BD Clinical Laboratory Solutions segment, worldwide revenues increased 13 percent to $338 million. Revenue growth of 11 percent in the Preanalytical Solutions unit of the segment was attributable in part to U.S. safety-engineered device sales, which were $66 million, versus $57 million in the prior year's quarter. These results were offset in part by reduced sales of conventional devices due to the transition to safety-engineered devices. Worldwide revenues of the Diagnostic Systems unit of the segment increased 17 percent. This growth reflected strong worldwide sales of its molecular diagnostic platform, BD ProbeTec'TM' ET.

In the BD Biosciences segment, worldwide revenues grew 14 percent to $179 million. Revenue growth was driven by strong sales of the new BD FACSAria'TM' cell sorter, which BD Biosciences began shipping at the end of March, and by sales of immunology/cell biology reagents. This growth was offset in part by continued weaker demand for certain molecular biology (Clontech) reagents.

Non-Cash Charges
----------------

During the third quarter, the BD Biosciences segment discontinued the development of certain products and product applications associated with its BD IMAGN'TM' instrument platform. In connection with this decision, the Company recorded an impairment charge of $27 million for related intangible assets and inventory. In addition, as the result of a revised outlook with respect to under-performing portions of its molecular biology (Clontech) product line, BD Biosciences wrote down the value of related inventory and intellectual property by $7 million. In connection with the foregoing decisions, in the third quarter, the Company recorded, in cost of products sold, non-cash charges of $34 million.

Q3 Geographic Results
---------------------

On a geographic basis, third quarter revenues in the U.S. increased 10 percent to $583 million. Revenues outside the U.S. of $582 million grew 24 percent, or 11 percent at constant foreign exchange rates. International revenues in the third quarter, benefited from favorable foreign exchange as well as strong performance in Europe, Canada, Japan, and Asia Pacific, offset in part by the effects of unfavorable performance and economic conditions in Latin America.

Nine-Month Results
------------------

For the nine-month period ended June 30, 2003, reported revenues were $3.351 billion, a 13 percent increase over a year ago, or 9 percent at constant foreign exchange rates. Diluted earnings per share for the nine-month period were $1.46, or $1.54 excluding the aforementioned non-cash charges relating to intangible asset impairments and inventory write-downs. For the same period in fiscal 2002, diluted earnings per share were $1.29, or $1.35 before the special charges related to the manufacturing restructuring in the BD Medical Systems segment.

Fiscal 2003 Outlook
-------------------

For the fourth quarter, the Company expects diluted earnings per share of 60 cents, and $2.06 for the full fiscal year, or $2.14 excluding the 8 cents of non-cash charges relating to the intangible asset impairments and inventory write-downs included in the third quarter results. These expectations assume that foreign currency exchange rates, in particular as related to the Euro, remain approximately at current levels.

Conference Call Information
---------------------------

A conference call regarding BD's third quarter results and its expectations for the fourth quarter will be broadcast live on BD's website www.bd.com/investors at 8:30 a.m. (ET) Thursday, July 24, 2003. The conference call will be available for replay on BD's website www.bd.com/investors or at 1-800-391-9851 (domestic) and 1-402-220-9825 (international) through the close of business on July 31, 2003.

This news release contains certain non-GAAP financial measures. A reconciliation of these measures to the comparable GAAP measures is included in this release and in the attached financial tables.

BD is a medical technology company that serves healthcare institutions, life science researchers, clinical laboratories, industry and the general public. BD manufactures and sells a broad range of medical supplies, devices, laboratory equipment and diagnostic products. For the fiscal year ended September 30, 2002, BD reported total revenues of $4.033 billion.

                                       ***

This press release may contain certain forward-looking statements (as defined under Federal securities laws) regarding BD's performance, including future revenues, products and income, or events or developments that BD expects to occur or anticipates occurring in the future. All such statements are based upon current expectations of BD and involve a number of business risks and uncertainties. Actual results could vary materially from anticipated results described, implied or projected in any forward-looking statement. Factors that could cause actual results to vary materially from any forward-looking statement include, but are not limited to: competitive factors; pricing and market share pressures; uncertainties of litigation; BD's ability to achieve sales and earnings forecasts, which are based on sales volume and product mix assumptions, to achieve its cost savings objectives, and to achieve anticipated synergies and other cost savings in connection with acquisitions; changes in regional, national or foreign economic conditions; increases in energy costs; fluctuations in costs and availability of raw materials and in BD's ability to maintain favorable supplier arrangements and relationships; changes in interest or foreign currency exchange rates; delays in product introductions; and changes in health care or other governmental regulation, as well as other factors discussed in this press release and in BD's filings with the Securities and Exchange Commission. We do not intend to update any forward-looking statements.

BECTON DICKINSON AND COMPANY
CONSOLIDATED INCOME STATEMENTS
(Unaudited; Amounts in thousands, except per-share data)


                                                Three Months Ended June 30,
                                           2003            2002             % Change
-------------------------------------------------------------------------------------

REVENUES                               $1,165,369       $ 998,460             16.7

Cost of products sold                     622,387 *       514,071             21.1
Selling and administrative                308,475         253,857             21.5
Research and development                   60,042          53,037             13.2
Special charges                                --          11,571               NM
-------------------------------------------------------------------------------------
TOTAL OPERATING COSTS
     AND EXPENSES                         990,904         832,536             19.0
-------------------------------------------------------------------------------------

OPERATING INCOME                          174,465         165,924              5.1

Interest expense, net                      (9,658)         (8,678)            11.3
Other (expense) income, net                (2,036)          1,313               NM
-------------------------------------------------------------------------------------

INCOME BEFORE
     INCOME TAXES                         162,771         158,559              2.7

Income tax provision                       32,753          38,834            (15.7)
-------------------------------------------------------------------------------------

NET INCOME                             $  130,018       $ 119,725              8.6
-------------------------------------------------------------------------------------

EARNINGS PER SHARE

     Basic                             $     0.51       $    0.46             10.9
     Diluted                           $     0.49       $    0.44             11.4
-------------------------------------------------------------------------------------

AVERAGE SHARES OUTSTANDING

     Basic                                255,038         258,067
     Diluted                              265,088         269,011
-------------------------------------------------------------------------------------

NM - Not Meaningful

* Includes $34,231 of non-cash charges, as more fully described on the following page.

BECTON DICKINSON AND COMPANY
RECONCILIATION TO PRO FORMA AMOUNTS
Three Months Ended June 30,
(Unaudited; Amounts in thousands, except per-share data)


                                                           2003
                                           ------------------------------------------
                                              As           Non-cash        Excluding
                                           Reported        Charges*         Charges
                                           ------------------------------------------
Gross Profit                               $ 542,982       $  34,231       $  577,213
   as a % of revenues                          46.6%                            49.5%
Operating Income                             174,465          34,231          208,696
   as a % of revenues                          15.0%                            17.9%
Net Income                                   130,018          20,196          150,214
   as a % of revenues                          11.2%                            12.9%
Diluted EPS                                     0.49            0.08             0.57



                                                            2002
                                           ------------------------------------------
                                              As           Special        Excluding
                                           Reported        Charges**       Charges
                                           ------------------------------------------
Gross Profit                               $ 484,389       $      --       $  484,389
   as a % of revenues                          48.5%                            48.5%
Operating Income                             165,924          11,571          177,495
   as a % of revenues                          16.6%                            17.8%
Net Income                                   119,725          10,254          129,979
   as a % of revenues                          12.0%                            13.0%
Diluted EPS                                     0.44            0.04             0.48


* Relates to the fiscal 2003 write-down of certain intangible assets and inventory in the BD Biosciences segment.

** Relates to the fiscal 2002 manufacturing restructuring in the BD Medical
   Systems segment.

BECTON DICKINSON AND COMPANY
CONSOLIDATED INCOME STATEMENTS
(Unaudited; Amounts in thousands, except per-share data)


                                              Nine Months Ended June 30,
                                          2003            2002            % Change
----------------------------------------------------------------------------------
REVENUES                               $3,351,058      $2,956,377             13.4

Cost of products sold                   1,750,854 *     1,536,966             13.9
Selling and administrative                891,454         749,811             18.9
Research and development                  179,921         164,588              9.3
Special charges                                --          21,508               NM
----------------------------------------------------------------------------------
TOTAL OPERATING COSTS
     AND EXPENSES                       2,822,229       2,472,873             14.1
----------------------------------------------------------------------------------

OPERATING INCOME                          528,829         483,504              9.4

Interest expense, net                     (26,944)        (27,088)            (0.5)
Other (expense) income, net                (3,799)            189               NM
----------------------------------------------------------------------------------

INCOME BEFORE
      INCOME TAXES                        498,086         456,605              9.1

Income tax provision                      112,390         108,019              4.0
----------------------------------------------------------------------------------

NET INCOME                             $  385,696      $  348,586             10.6
----------------------------------------------------------------------------------

EARNINGS PER SHARE

     Basic                             $     1.51      $     1.34             12.7
     Diluted                           $     1.46      $     1.29             13.2
----------------------------------------------------------------------------------

AVERAGE SHARES OUTSTANDING

     Basic                                255,008         258,568
     Diluted                              263,995         269,734
----------------------------------------------------------------------------------


NM - Not Meaningful

* Includes $34,231 of non-cash charges, as more fully described on the following page.

BECTON DICKINSON AND COMPANY
RECONCILIATION TO PRO FORMA AMOUNTS
Nine Months Ended June 30,
(Unaudited; Amounts in thousands, except per-share data)


                                                             2003
                                          -------------------------------------------
                                               As           Non-cash        Excluding
                                           Reported         Charges*        Charges
                                          -------------------------------------------
Gross Profit                              $1,600,204        $ 34,231       $1,634,435
   as a % of revenues                          47.8%                            48.8%
Operating Income                             528,829          34,231          563,060
   as a % of revenues                          15.8%                            16.8%
Net Income                                   385,696          20,196          405,892
   as a % of revenues                          11.5%                            12.1%
Diluted EPS                                     1.46            0.08             1.54


                                                              2002
                                          -------------------------------------------
                                              As            Special         Excluding
                                           Reported         Charges**        Charges
                                          -------------------------------------------
Gross Profit                              $1,419,411        $     --       $1,419,411
   as a % of revenues                          48.0%                            48.0%
Operating Income                             483,504          21,508          505,012
   as a % of revenues                          16.4%                            17.1%
Net Income                                   348,586          16,692          365,278
   as a % of revenues                          11.8%                            12.4%
Diluted EPS                                     1.29            0.06             1.35


* Relates to the fiscal 2003 write-down of certain intangible assets and inventory in the BD Biosciences segment.

** Relates to the fiscal 2002 manufacturing restructuring in the BD Medical
   Systems segment.

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY SEGMENT AND GEOGRAPHIC AREA
(Unaudited; Amounts in thousands)


                                             Three Months Ended June 30,
                                         2003            2002          % Change
                                        ------------------------------------------
BD MEDICAL SYSTEMS
   United States                       $  306,036       $272,020             12.5
   International                          342,392        272,156             25.8
---------------------------------------------------------------------------------
TOTAL                                  $  648,428       $544,176             19.2
---------------------------------------------------------------------------------

BD CLINICAL LABORATORY SOLUTIONS
   United States                       $  190,888       $174,976              9.1
   International                          147,295        123,054             19.7
---------------------------------------------------------------------------------
TOTAL                                  $  338,183       $298,030             13.5
---------------------------------------------------------------------------------

BD BIOSCIENCES
   United States                       $   86,164       $ 81,653 *            5.5
   International                           92,594         74,601 *           24.1
---------------------------------------------------------------------------------
TOTAL                                  $  178,758       $156,254             14.4
---------------------------------------------------------------------------------

TOTAL REVENUES
   United States                       $  583,088       $528,649 *           10.3
   International                          582,281        469,811 *           23.9
---------------------------------------------------------------------------------
TOTAL                                  $1,165,369       $998,460             16.7
---------------------------------------------------------------------------------


* Prior year data reclassified to conform to current year presentation

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY SEGMENT AND GEOGRAPHIC AREA
(Unaudited; Amounts in thousands)


                                                 Nine Months Ended June 30,
                                            2003            2002            % Change
                                       ---------------------------------------------
BD MEDICAL SYSTEMS
   United States                       $  895,256       $  791,995             13.0
   International                          926,628          785,595             18.0
-----------------------------------------------------------------------------------
TOTAL                                  $1,821,884       $1,577,590             15.5
-----------------------------------------------------------------------------------

BD CLINICAL LABORATORY SOLUTIONS
   United States                       $  588,626       $  540,866              8.8
   International                          438,011          369,570             18.5
-----------------------------------------------------------------------------------
TOTAL                                  $1,026,637       $  910,436             12.8
-----------------------------------------------------------------------------------

BD BIOSCIENCES
   United States                       $  234,046       $  239,704 *           (2.4)
   International                          268,491          228,647 *           17.4
-----------------------------------------------------------------------------------
TOTAL                                  $  502,537       $  468,351              7.3
-----------------------------------------------------------------------------------

TOTAL REVENUES
   United States                       $1,717,928       $1,572,565 *            9.2
   International                        1,633,130        1,383,812 *           18.0
-----------------------------------------------------------------------------------
TOTAL                                  $3,351,058       $2,956,377             13.4
-----------------------------------------------------------------------------------


* Prior year data reclassified to conform to current year presentation

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND MAJOR PRODUCT GROUPS
Three Months Ended June 30,
(Unaudited; Amounts in thousands)


                                                       United States
                                          2003            2002            % Change
                                       -------------------------------------------
BD MEDICAL SYSTEMS
   Medical Surgical                    $190,831         $175,185 *           8.9
   Consumer Health Care                  81,329           70,122 *          16.0
   Pharmaceutical Systems                28,029           19,909            40.8
   Ophthalmic Systems                     5,847            6,804           (14.1)
---------------------------------------------------------------------------------
TOTAL                                  $306,036         $272,020            12.5
---------------------------------------------------------------------------------

BD CLINICAL LABORATORY SOLUTIONS
   Preanalytical Solutions             $102,869         $ 97,306             5.7
   Diagnostic Systems                    88,019           77,670            13.3
---------------------------------------------------------------------------------
TOTAL                                  $190,888         $174,976             9.1
---------------------------------------------------------------------------------

BD BIOSCIENCES
   Discovery Labware                   $ 25,053         $ 26,643            (6.0)
   Immunocytometry & Reagents:
      Flow Cytometry Instruments
         & Reagents                      34,960           27,668            26.4
      Molecular Biology Reagents          8,091           10,187 *         (20.6)
      Immunology/Cell Biology Reagents   18,060           17,155             5.3
---------------------------------------------------------------------------------
   Total Immunocytometry & Reagents      61,111           55,010 *          11.1
---------------------------------------------------------------------------------
TOTAL                                  $ 86,164         $ 81,653 *           5.5
---------------------------------------------------------------------------------

TOTAL UNITED STATES                    $583,088         $528,649 *          10.3
---------------------------------------------------------------------------------


* Prior year data reclassified to conform to current year presentation

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND MAJOR PRODUCT GROUPS
Three Months Ended June 30, (continued)
(Unaudited; Amounts in thousands)


                                                             International
                                       ------------------------------------------------------------------
                                                                             % Change
                                                                         ----------------------
                                         2003            2002            Reported   FX Neutral  FX Impact
                                       ------------------------------------------------------------------
BD MEDICAL SYSTEMS
   Medical Surgical                    $179,543        $148,457             20.9        12.8        8.1
   Consumer Health Care                  55,785          45,361             23.0        10.5       12.5
   Pharmaceutical Systems                99,319          71,210             39.5        17.5       22.0
   Ophthalmic Systems                     7,745           7,128              8.7        (5.4)      14.1
--------------------------------------------------------------------------------------------------------
TOTAL                                  $342,392        $272,156             25.8        13.1       12.7
--------------------------------------------------------------------------------------------------------

BD CLINICAL LABORATORY SOLUTIONS
   Preanalytical Solutions             $ 77,503        $ 65,551             18.2         5.8       12.4
   Diagnostic Systems                    69,792          57,503             21.4         9.0       12.4
--------------------------------------------------------------------------------------------------------
TOTAL                                  $147,295        $123,054             19.7         7.3       12.4
--------------------------------------------------------------------------------------------------------

BD BIOSCIENCES
   Discovery Labware                   $ 21,596        $ 16,993             27.1        13.1       14.0
   Immunocytometry & Reagents:
      Flow Cytometry Instruments
         & Reagents                      49,121          38,659             27.1        11.2       15.9
      Molecular Biology Reagents          7,720           8,021 *           (3.8)      (14.0)      10.2
      Immunology/Cell Biology Reagents   14,157          10,928             29.5        13.7       15.8
--------------------------------------------------------------------------------------------------------
   Total Immunocytometry & Reagents      70,998          57,608 *           23.2         8.1       15.1
--------------------------------------------------------------------------------------------------------
TOTAL                                  $ 92,594        $ 74,601 *           24.1         9.3       14.8
--------------------------------------------------------------------------------------------------------
TOTAL INTERNATIONAL                    $582,281        $469,811 *           23.9        11.0       12.9
--------------------------------------------------------------------------------------------------------

* Prior year data reclassified to conform to current year presentation

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND MAJOR PRODUCT GROUPS
Three Months Ended June 30, (continued)
(Unaudited; Amounts in thousands)


                                                                  Total
                                       -------------------------------------------------------------------
                                                                              % Change
                                                                        -----------------------
                                          2003            2002            Reported   FX Neutral  FX Impact
                                       -------------------------------------------------------------------
BD MEDICAL SYSTEMS
   Medical Surgical                    $  370,374       $323,642  *          14.4        10.7        3.7
   Consumer Health Care                   137,114        115,483  *          18.7        13.8        4.9
   Pharmaceutical Systems                 127,348         91,119             39.8        22.6       17.2
   Ophthalmic Systems                      13,592         13,932             (2.4)       (9.6)       7.2
--------------------------------------------------------------------------------------------------------
TOTAL                                  $  648,428       $544,176             19.2        12.8        6.4
--------------------------------------------------------------------------------------------------------

BD CLINICAL LABORATORY SOLUTIONS
   Preanalytical Solutions             $  180,372       $162,857             10.8         5.8        5.0
   Diagnostic Systems                     157,811        135,173             16.7        11.5        5.2
--------------------------------------------------------------------------------------------------------
TOTAL                                  $  338,183       $298,030             13.5         8.4        5.1
--------------------------------------------------------------------------------------------------------

BD BIOSCIENCES
   Discovery Labware                   $   46,649       $ 43,636              6.9         1.5        5.4
   Immunocytometry & Reagents:
      Flow Cytometry Instruments
         & Reagents                        84,081         66,327             26.8        17.5        9.3
      Molecular Biology Reagents           15,811         18,208            (13.2)      (17.7)       4.5
      Immunology/Cell Biology Reagents     32,217         28,083             14.7         8.6        6.1
--------------------------------------------------------------------------------------------------------
   Total Immunocytometry & Reagents       132,109        112,618             17.3         9.6        7.7
--------------------------------------------------------------------------------------------------------
TOTAL                                  $  178,758       $156,254             14.4         7.3        7.1
--------------------------------------------------------------------------------------------------------
TOTAL REVENUES                         $1,165,369       $998,460             16.7        10.6        6.1
--------------------------------------------------------------------------------------------------------

* Prior year data reclassified to conform to current year presentation

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND MAJOR PRODUCT GROUPS
Nine Months Ended June 30,
(Unaudited; Amounts in thousands)


                                                    United States
                                       ----------------------------------------
                                           2003         2002           % Change
                                       ----------------------------------------
BD MEDICAL SYSTEMS
  Medical Surgical                     $  564,313   $  512,264 *          10.2
   Consumer Health Care                   240,483      209,337 *          14.9
   Pharmaceutical Systems                  72,351       50,827            42.3
   Ophthalmic Systems                      18,109       19,567            (7.5)
-------------------------------------------------------------------------------
TOTAL                                  $  895,256   $  791,995            13.0
-------------------------------------------------------------------------------

BD CLINICAL LABORATORY SOLUTIONS
   Preanalytical Solutions             $  306,850   $  277,118            10.7
   Diagnostic Systems                     281,776      263,748             6.8
-------------------------------------------------------------------------------
TOTAL                                  $  588,626   $  540,866             8.8
-------------------------------------------------------------------------------

BD BIOSCIENCES
   Discovery Labware                   $   71,399   $   72,545            (1.6)
   Immunocytometry & Reagents:
      Flow Cytometry Instruments
         & Reagents                        87,300       88,078            (0.9)
      Molecular Biology Reagents           24,353       30,668 *         (20.6)
      Immunology/Cell Biology Reagents     50,994       48,413             5.3
-------------------------------------------------------------------------------
   Total Immunocytometry & Reagents       162,647      167,159 *          (2.7)
-------------------------------------------------------------------------------
TOTAL                                  $  234,046   $  239,704 *          (2.4)
-------------------------------------------------------------------------------
TOTAL UNITED STATES                    $1,717,928   $1,572,565 *           9.2
-------------------------------------------------------------------------------


* Prior year data reclassified to conform to current year presentation

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND MAJOR PRODUCT GROUPS
Nine Months Ended June 30,  (continued)
(Unaudited; Amounts in thousands)


                                                             International
                                       -----------------------------------------------------------------
                                                                             % Change
                                                                        ---------------------
                                         2003         2002              Reported   FX Neutral  FX Impact
                                       -----------------------------------------------------------------
BD MEDICAL SYSTEMS
   Medical Surgical                    $  492,978   $  438,598             12.4         6.8        5.6
   Consumer Health Care                   150,008      136,800              9.7         1.2        8.5
   Pharmaceutical Systems                 262,048      190,776             37.4        19.8       17.6
   Ophthalmic Systems                      21,594       19,421             11.2        (0.5)      11.7
-------------------------------------------------------------------------------------------------------
TOTAL                                  $  926,628   $  785,595             18.0         8.8        9.2
-------------------------------------------------------------------------------------------------------

BD CLINICAL LABORATORY SOLUTIONS
   Preanalytical Solutions             $  216,782   $  188,802             14.8         5.0        9.8
   Diagnostic Systems                     221,229      180,768             22.4        13.4        9.0
-------------------------------------------------------------------------------------------------------
TOTAL                                  $  438,011   $  369,570             18.5         9.1        9.4
-------------------------------------------------------------------------------------------------------

BD BIOSCIENCES
   Discovery Labware                   $   60,511   $   49,566             22.1        11.3       10.8
   Immunocytometry & Reagents:
      Flow Cytometry Instruments
         & Reagents                       144,313      123,604             16.8         4.6       12.2
      Molecular Biology Reagents           24,501       23,999  *           2.1        (6.8)       8.9
      Immunology/Cell Biology Reagents     39,166       31,478             24.4        11.5       12.9
-------------------------------------------------------------------------------------------------------
   Total Immunocytometry & Reagents       207,980      179,081  *          16.1         4.3       11.8
-------------------------------------------------------------------------------------------------------
TOTAL                                  $  268,491   $  228,647  *          17.4         5.8       11.6
-------------------------------------------------------------------------------------------------------
TOTAL INTERNATIONAL                    $1,633,130   $1,383,812  *          18.0         8.4        9.6
-------------------------------------------------------------------------------------------------------

* Prior year data reclassified to conform to current year presentation

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND MAJOR PRODUCT GROUPS
Nine Months Ended June 30, (continued)
(Unaudited; Amounts in thousands)



                                                                Total
                                       -----------------------------------------------------------------
                                                                           % Change
                                                                       ---------------------
                                         2003         2002             Reported   FX Neutral   FX Impact
                                       -----------------------------------------------------------------
BD MEDICAL SYSTEMS
   Medical Surgical                    $1,057,291   $  950,862  *          11.2         8.6        2.6
   Consumer Health Care                   390,491      346,137  *          12.8         9.5        3.3
   Pharmaceutical Systems                 334,399      241,603             38.4        24.5       13.9
   Ophthalmic Systems                      39,703       38,988              1.8        (4.0)       5.8
-------------------------------------------------------------------------------------------------------
TOTAL                                  $1,821,884   $1,577,590             15.5        10.9        4.6
-------------------------------------------------------------------------------------------------------

BD CLINICAL LABORATORY SOLUTIONS
   Preanalytical Solutions             $  523,632   $  465,920             12.4         8.4        4.0
   Diagnostic Systems                     503,005      444,516             13.2         9.5        3.7
-------------------------------------------------------------------------------------------------------
TOTAL                                  $1,026,637   $  910,436             12.8         8.9        3.9
-------------------------------------------------------------------------------------------------------

BD BIOSCIENCES
   Discovery Labware                   $  131,910   $  122,111              8.0         3.7        4.3
   Immunocytometry & Reagents:
      Flow Cytometry Instruments
         & Reagents                       231,613      211,682              9.4         2.3        7.1
      Molecular Biology Reagents           48,854       54,667            (10.6)      (14.5)       3.9
      Immunology/Cell Biology Reagents     90,160       79,891             12.9         7.8        5.1
-------------------------------------------------------------------------------------------------------
   Total Immunocytometry & Reagents       370,627      346,240              7.0         0.9        6.1
-------------------------------------------------------------------------------------------------------
TOTAL                                  $  502,537   $  468,351              7.3         1.6        5.7
-------------------------------------------------------------------------------------------------------
TOTAL REVENUES                         $3,351,058   $2,956,377             13.4         8.8        4.6
-------------------------------------------------------------------------------------------------------



* Prior year data reclassified to conform to current year presentation





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